Exhibit 99.2

EXECUTION COPY

SEVENTH AMENDMENT

TO

LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT

BETWEEN

LASALLE BANK NATIONAL ASSOCIATION

AND

TAYLOR CAPITAL GROUP, INC.

Seventh Amendment dated as of September 24, 2008

Sixth Amendment dated as of January 24, 2008

Fifth Amendment dated as of December 28, 2006

Fourth Amendment dated as of January 12, 2006

Third Amendment dated as of December 9, 2004

Second Amendment dated as of June 8, 2004

First Amendment dated as of November 27, 2003

Original Loan and Subordinated Debenture Purchase Agreement dated as of November 27, 2002

		PAGE
AMENDMENT PROVISIONS:

A.	Amendment to Definition of “Revolving Loan Amount”	1

B.	Amendment to Definition of “Revolving Loan Maturity Date”	2

C.	Amendment to Exhibit B to the 2002 Loan Agreement	2

D.	Amendment to Subsection 8.1.1.21 of the 2002 Loan Agreement	2

E.	Consent by Lender	2

F.	Representations and Warranties	2

G.	Conditions	2

H.	Additional Terms	2

SEVENTH AMENDMENT TO

LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT

This SEVENTH AMENDMENT TO LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT (“Seventh Amendment”), dated as of September 24, 2008, is entered into by and between TAYLOR CAPITAL GROUP, INC., a Delaware corporation (“Borrower”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“Lender”).

R E C I T A L S :

A. The parties hereto have entered into that certain Loan and Subordinated Debenture Purchase Agreement, dated as of November 27, 2002, as previously amended, restated, supplemented or modified from time to time, including by that certain First Amendment to Loan and Subordinated Debenture Purchase Agreement, dated as of November 27, 2003, that certain Second Amendment to Loan and Subordinated Debenture Purchase Agreement, dated as of June 8, 2004, that certain Third Amendment to Loan and Subordinated Debenture Purchase Agreement, dated as of December 9, 2004, that certain Fourth Amendment to Loan and Subordinated Debenture Purchase Agreement, dated as of January 12, 2006, that certain Fifth Amendment to Loan and Subordinated Debenture Purchase Agreement, dated as of December 28, 2006, and that certain Sixth Amendment to Loan and Subordinated Debenture Purchase Agreement dated as of January 24, 2008 (as so amended, restated, supplemented or modified, the “2002 Loan Agreement”).

B. The parties hereto desire to amend and modify the 2002 Loan Agreement in accordance with the terms and subject to the conditions set forth in this Seventh Amendment. As amended and modified by this Seventh Amendment, the 2002 Loan Agreement may be referred to as the “Agreement.”

C. The parties desire to amend the terms of the 2002 Loan Agreement to (i) decrease the Revolving Loan Amount, (ii) extend the Revolving Loan Maturity Date, (iii) consent to certain transactions involving the issuance of debt by Subsidiary Bank and the issuance of preferred stock and warrants by Borrower; and (iv) amend certain provisions of the 2002 Agreement and waive certain Events of Default. The parties agree to undertake such modification in accordance with the terms, subject to the conditions, and in reliance upon the recitals, representations, warranties, and covenants set forth herein, in the Agreement, and in the other Loan Documents, irrespective of whether entered into or delivered on or after November 27, 2002.

D. Capitalized terms used but not otherwise defined in this Seventh Amendment shall have the meanings respectively ascribed to them in the 2002 Loan Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T :

A. Amendment to Definition of “Revolving Loan Amount”. Clause (b) of Recital “B” to the 2002 Loan Agreement is hereby deleted and replaced in its entirety with the following:

“(b) a revolving line-of-credit (the “Revolving Loan”) in the principal amount of $15,000,000 (the “Revolving Loan Amount”) and”

B. Amendment to Definition of “Revolving Loan Maturity Date”. The term “Revolving Loan Maturity Date” is hereby deleted from subsection 1.1 of the 2002 Loan Agreement and replaced in its entirety with the following:

““Revolving Loan Maturity Date” means March 31, 2009.”

C. Amendment to Exhibit B to the 2002 Loan Agreement. Exhibit B attached to the 2002 Loan Agreement is hereby deleted and replaced in its entirety with Exhibit A attached to this Seventh Amendment.

D. Amendment to Subsection 8.1.1.21 of the 2002 Loan Agreement. Subsection 8.1.1.21 of the 2002 Loan Agreement is hereby deleted and replaced in its entirety with the following:

“Iris Tark Taylor, Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Bleil (collectively, the “Taylor Family”) fail, in the aggregate, to beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than 20% of the capital stock of Borrower and more than 20% of the voting stock of Borrower, in each case as may be outstanding from time to time, or any Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more shares of capital stock of Borrower or more shares of voting stock of Borrower, in each case as may be outstanding from time to time, than the Taylor Family; or”

E. Consent by Lender. Lender hereby consents to (i) the private placement by Subsidiary Bank of tier 2 capital qualified unsecured subordinated notes in the aggregate principal amount of $60,000,000 and the issuance by Borrower of warrants in connection therewith on substantially the same material terms as described in the documents previously provided to Lender (copies of which are included in the information provided in Exhibit B to this Seventh Amendment); (ii) the issuance by Borrower of $60,000,000 of preferred stock and warrants in connection therewith on substantially the same material terms as described in the documents previously provided to Lender (copies of which are included in the information provided in Exhibit B to this Seventh Amendment); and (iii) the amendment and restatement of the certificate of incorporation of Borrower and the amendment and restatement of the By-laws of Borrower on substantially the same material terms as described in the documents previously provided to Lender (copies of which are included in the information provided in Exhibit B to this Seventh Amendment). Lender acknowledges and waives Lender’s right to remedies in connection with Borrower’s Events of Default resulting from Section E.(iii) of this Amendment. Lender’s waiver is expressly limited to the provisions and matters described in Section E.(iii) of this Amendment and will not preclude the exercise by Lender of any other right, power or remedy it may have now or in the future under the Agreement. Except to the extent modified hereby, this consent does not, and shall not be deemed to release, waive, amend, restate, or otherwise modify in any manner any of the terms conditions, or provisions of the Agreement or any other Loan Documents, all of which Borrower hereby: (x) confirms are in fully force and effect and are enforceable in accordance with their respective terms; and (y) ratifies and affirms in all respects.

F. Representations and Warranties. Borrower hereby represents and warrants to the Lender as follows:

(i) No Event of Default or Potential Event of Default has occurred and is continuing (except as waived hereby).

(ii) The execution, delivery and performance by the Borrower of this Seventh Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) in order to be effective and enforceable.

(iii) This Seventh Amendment, and the other Loan Documents (as amended by this Seventh Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(iv) All representations and warranties of the Borrower in the 2002 Loan Agreement are true and correct, except as modified by the transactions for which consent is being provided hereby, and except for the purposes of this Seventh Amendment only, all references in Section 4 of the 2002 Loan Agreement to (x) the term “Borrower 2001 Audited Financial Statements Date” shall be deemed to refer to “December 31, 2007 (as restated)”; (y) the term “Borrower 2001 Audited Financial Statements” shall be deemed to refer to “the consolidated and consolidating audited financial statements of the Borrower as of the year ending December 31, 2006 (as restated)”; and (z) the term “Interim Financial Statements Date” shall be deemed to refer to call reports and regulatory filings (including Form FRY-9C filings) by the Subsidiary Bank for the period ending “June 30, 2008.”

(v) The Borrower’s obligations under the Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim.

G. Conditions. Notwithstanding anything to the contrary contained elsewhere in the Agreement, the obligation of Lender to decrease the Revolving Loan Amount and otherwise modify the 2002 Loan Agreement as contemplated by this Seventh Amendment shall be subject to the performance by the Borrower prior to the date on which this Seventh Amendment is executed (the “Amendment Closing Date”) of all of its agreements theretofore to be performed under the Agreement and to the satisfaction of the following conditions precedent. The obligations to continue to make disbursements of proceeds under the Loans are, and shall remain, subject to the conditions precedent in the 2002 Loan Agreement and to the receipt by the Lender of all the following in form and substance satisfactory to the Lender and its counsel, and, where appropriate, duly executed and dated the Amendment Closing Date:

(i) a certificate of good standing of the Borrower, certified by the appropriate governmental official in its jurisdiction of incorporation and dated within the five business days preceding the date hereof;

(ii) copies, certified by the Secretary or Assistant Secretary of the Borrower, of the (a) resolutions duly adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Seventh Amendment and the other documents to be delivered by the Borrower pursuant to this Seventh Amendment (the “Amendment-Related Documents”), and (b) the Bylaws of the Borrower as currently in effect; and

(iii) the restated Revolving Note for the benefit of Lender, in the form of Exhibit A attached hereto;

(iv) a written opinion of counsel for the Borrower, addressed to the Lender, substantially in the form of Exhibit C attached hereto;

(v) the payment by Borrower of a waiver fee in the amount of $10,000 in immediately available funds to Lender; and

(vi) such other documents, agreements or instruments as Lender may reasonably request.

H. Additional Terms.

(i) Acknowledgment of Indebtedness under Agreement. The Borrower acknowledges and confirms that, as of the date hereof, the Borrower is indebted to the Lender, without defense, setoff, or counterclaim, in the aggregate principal amount of Twelve Million Dollars ($12,000,000) under the Revolving Loan.

(ii) Effectiveness. This Seventh Amendment is hereby deemed to be effective as of September 24, 2008.

(iii) The Agreement. All references in the 2002 Loan Agreement to the term “Agreement” shall be deemed to refer to the Agreement referenced in this Seventh Amendment.

(iv) Seventh Amendment and 2002 Loan Agreement to be Read Together. This Seventh Amendment supplements and is hereby made a part of the 2002 Loan Agreement, and the 2002 Loan Agreement and this Seventh Amendment shall from and after the date hereof be read together and shall constitute the Agreement. Except as otherwise set forth herein, the 2002 Loan Agreement shall remain in full force and effect.

(v) Loan Documents. The term “Loan Documents,” as used in the Agreement, shall from and after the date hereof include the Amendment-Related Documents.

(vi) Counterparts. This Seventh Amendment may be executed by facsimile in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.”

(vii) No Novation. The terms and conditions of the 2002 Loan Agreement and the Revolving Note issued in favor of the Lender thereunder (the “Original Note”) are amended as set forth in and superseded by, and, with respect to the Revolving Note only, restated in its entirety by, the Agreement as modified by this Seventh Amendment and the Revolving Note issued hereunder in favor of the Lender. It is expressly understood and acknowledged that nothing in this Seventh Amendment shall be deemed to cause or otherwise give rise to a novation of the Original Note. Notwithstanding any provision of this Seventh Amendment, any Amendment-Related Document or any Loan Document, the execution and delivery of the restated Revolving Note hereunder in favor of the Lender shall be in substitution for, but not in payment of, the original Revolving Note. All “Borrower’s Liabilities” under the 2002 Loan Agreement shall in all respects be continuing and this Seventh Amendment shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such “Borrower’s Liabilities.”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Seventh Amendment as of the date first written above.

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Robin VanCastle
Name:	Robin VanCastle
Title:	Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jeff Bowden
Name:	Jeff Bowden
Title:	Senior Vice President